EXHIBIT 10.16


                                  (TRANSLATION)

                    CONTRACT ON PERMISSION TO SELL SOUVENIRS
                        AND MISCELLANEOUS MERCHANDISE AND
                     TO LEASE PREMISES TO ENGAGE IN BUSINESS
                     AT THE DOMESTIC PASSENGER TER1\IINAL OF
                               THE BANGKOK AIRPORT

DUTY STAMP
                                                          Contract No. 6-14/2539

THIS CONTRACT is made at the Airports Authority of Thailand on the 24th day of May 1996 between THE AIRPORTS AUTHORITY OF THAILAND by Air Chief Marshal Chanin Chandrubeksa, the Governor, hereinafter referred to as "AAT" of the one part and J.M.T.GROUP CO., LTD., a limited company incorporated under the Civil and Commercial Code, having the head office located at 189/58 Wat Daodung Lane, Somdej Phra Pinklao Road, Bang Yeekhan Sub-District, Bangkok Noi District,
Bangkok  Metropolis  and having a branch  office  located at No -...............
by Mr. Viratana Suntaranond, the person authorized to act on behalf of the company, hereinafter referred to as the "Supplier" of the other part.

WHERAS AAT is desirous to make available the service of sale of souvenirs and miscellaneous merchandise at the Domestic Passenger Terminal of the Bangkok Airport; and

WHERAS The Supplier has skill and is desirous to engage in the business and to lease premises from AAT to engage in the said business.

NOW, THEREFORE, The Parties hereby agree as follows:

AAT agrees to permit the Supplier to engage in the business within the airport and to lease premises therein in order to operate the business herein contemplated subject to the conditions detailed in the "Contract Conditions for Engagement in Business in Airports and Lease of Premises for Engagement in Business" and the following Appendixes attached hereto and which are deemed parts hereof:

       Appendix A. List Showing Details of Leased Premises, Duration of Lease,
                   Rental, Charges and Plans of Leased Premises.
       Appendix B. Contract Security.
       Appendix C. Documents Showing the Incorporation and the Authorized
                   Person of the Supplier.

      Appendix D. Other (if any).

This Contract is made in duplicate with identical content. The Parties have thoroughlyread and understood the same, thus setting their hands together with the seal(if any) affixed in presence of witnesses and each keeping one copy.


AAT                                           Supplier
---                                           --------

(Signed) Air Chief Marshal (signature)        (Signed) (signature) (seal)
                  (Chanin Chandrubeksa)         (Mr. Viratana Suntaranond)



Witness                                       Witness
-------                                       -------

(Signed) (signature)                          (Signed) (signature)
    (Mr. Sukhawat Chayakorn)                         (Mr. Somiit Nupui)

                                 (TRANSLATION)

                       CONTRACT CONDITIONS FOR ENGAGEMENT
                      IN BUSINESS IN AIRPORTS AND LEASE OF
                      PREMISES FOR ENGAGEMENT IN BUSINESS

CHAPTER 1.  GENERAL PROVISIONS
CHAPTER 2.  SPECIAL PROVISIONS

                      -------------------------------------

CHAPTER 1. GENERAL PROVISIONS

1.1 Scope of Engagement in Business
AAT agrees to permit the Supplier to engage in the business in the airports as detailed in Chapter 2 hereof.

1.2 Premises for Engagement in Business
The Supplier shall engage in the business under this Contract in the premises as designated by AAT, the details of which are shown in Appendix A. The Supplier agrees to lease the said premises for engagement in the business and shall, as the lessee, comply with the conditions herein stipulated in all respects.

1.3 Duration of Contract
AAT agrees to permit the Supplier to engage in the business and to lease the premises therefor for a duration set forth in Chapter 2 hereof.

1.4 Remuneration, Rental and Method of Payment

     1.4.1In consideration to the permission granted for the engagement in business and lease of premises, the Supplier agrees to pay to AAT remunerations and rental as follows:

          (a) Fee for the execution of contract in the amount of Baht 5,000 (Five thousand Baht) which is not inclusive of VAT.

          (b) Remuneration payable from the business engaged and time for payment thereof shall be as stipulated in Chapter 2. (c) Rental and charges shall be as stipulated in Appendix A.


     1.4.2The fee stipulated in Clause 1.4.1 (a) is to be paid to AAT on the date hereof.

     1.4.3The Supplier agrees to pay the rental and charges as stipulated in Appendix A to AAT monthly in advance within the 5th day of every month.

     1.4.4The Supplier consents to bear all the expenses to be incurred in engagement in the business, e.g. charges relating to the electricity, telephone, water supply or other costs and agrees to pay the same to AAT within the period fixed in the invoices relating to such respective expenses.

     1.4.5The Supplier agrees to pay for AAT all the duty, levy and fees to be incurred from the engagement in business and which are payable under the law which is now in force or to be in force in the future.

          The Housing and Land Tax as shown in Appendix A hereto is an estimate of the average monthly Housing and Land Tax. Should there be any change to the rate as herein specified by AAT, the Supplier consents for AAT to charge the same at the rate as amended.

     1.4.6All the  payments as herein  required  shall be made to the  Financial
          Section, the Financial Division of AAT. Upon such payments have been duly made by the Supplier to AAT, AAT shall issue relevant receipts therefor to the Supplier. All such receipts must bear the joint signatures of the Chief of the Financial Section, the Financial Division of AAT or any person entrusted therefor and of the Chief of the Receipt-Payment Works, the Financial Section, the Financial Division of AAT or the person entrusted as the financial of ficer of AAT.

     1.4.7If the Supplier is in default of payment of any of the remunerations, rental, duty and charges herein payable to AAT, the Supplier consents to pay a penalty to AAT at the rate of 1.5 (one point five) percent per month of the amount owed throughout the period of such default. Fraction of anY month shall be treated as one month.

          The Supplier agrees that the right mentioned in the preceding paragraph shall not prejudice the right of AAT to terminate this Contract and to claim for other damapes.

1.5 The Supplier's Obligations

     1.5.1In engaging in the business herein stipulated, the Supplier shall use its skill, care and effort in accordance with the standard applied by other suppliers in the same business, and shall take into account the reputation and image of AAT.

     1.5.2. Except a prior written consent is given by AAT, the Supplier shall neither assign the business herein stipulated nor grant a consent for any person to engage in the business whether in whole or in part. Even though such consent is granted by AAT, the Supplier shall still assume all liabilities to be incurred from the engagement in the business herein stipulated.

     1.5.3The Supplier shall comply with the law, whether now in force or to be in force in the future, relating to the engagement in business herein stipulated.

     1.5.4The Supplier shall comply with the special obligations stipulated in Chapter 2 hereof.

1.6 The Supplier's Obligations as Lessee of Premises Required for Engagement in Business under this Contract.

     1.6.1Except a prior written consent is given by AAT, the Supplier shall not use the leased premises for any purpose other than for engagement in the business herein stioulated.

     1.6.2Except a prior written consent is given by AAT, the Supplier shall not, whether in whole or in part, sublease or assign the lease or consent any person to exploit the leased premises.

     1.6.3Except a prior written consent is given by AAT, the Supplier shall not make any alteration, modification or addition to the leased premises.

          Any alteration, modification, addition or repair, whether major or minor, made to the leased premises shall become AAT's property as from the date from which such alteration, modification, addition or repair is made thereto, and the Supplier shall not be entitled to claim for any costs therefor or any damage from AAT.

     1.6.4The Supplier shall always keep and maintain the leased premises in a tidy and clean condition. Should the leased premises be dirty, cluttered or deteriorated, the Supplier shall properly clean or repair the same at the Supplier's expenses.

     1.6.5The Supplier shall, at its own expense, make available at the leased premises fire extinguishers which are approved by AAT.

     1.6.6The Supplier shall comply with and shall ensure that the Supplier's dependents or persons appointed, entrusted, employed or engaged by the

          Supplier to work in the business, comply with all related orders, rules or regulations of AAT whether the same are currently in force or which will be prescribed in the future. The Supplier shall also exercise good care in not allowing any person to use the leased premises for any illegal purpose or for keeping or concealing any illegal item therein. Should there be an occurrence of any such events, the Supplier shall be liable to AAT for any damage incurred as a result of the act of any such persons as if it was the act of the Suppliers.

     1.6.7Throughout the period for which the lease of premises is still in effect, the Supplier will, from time to time and for a reasonable duration, allow AAT or its personnel to inspect the leased premises and facilitate such personnel in making such inspection.

1.7 Termination

     1.7.1Except as otherwise stipulated in Chapter 2 hereof, during the period of this Contract, AAT is entitled, if so desired, to terminate this Contract prior to the expiry of its term provided a written notice thereof must be given to the Supplier not less than thirty (30) days in advance. The Supplier agrees not to institute any lawsuit or claim for any damage against AAT as a result thereof.

     1.7.2Each of the stipulations of this Contract is of essence. Should the Supplier commit or fail to commit any act in violation of any stipulation of this Contract or become bankrupt, AAT is entitled to immediately terminate this Contract and to claim for damage including to forfeit the contract security herein given.

1.8 Cessation of Business and Return of Leased Premises.

     1.8.1Upon the expiry of the term of this Contract or the exercise by AAT of its right to terminate this Contract in accordance with Clause 1.7, as the case may be, this Contract shall be deemed to be immediately terminated. The Supplier shall then cease to engage in the business, demolish or remove the Supplier's properties from the leased premises and return the leased premises to AAT within seven (7) days from the expiry date or the date following the date on which the notice of termination was given, as the case may be.

     1.8.2Should the  Supplier  fail to comply  with the  stipulation  of Clause
          1.8.1, the Supplier consents for AAT to immediately repossess the leased premises including to demolish or remove the Supplier's properties from the leased premises. The Supplier consents to bear all the expenses incurred by AAT therefor. Should there be any damage incurred therefrom, the Supplier shall not claim for any damage.

     1.8.3In addition to the consent given to AAT to repossess the leased premises and to demolish or remove the Supplier's properties therefrom as mentioned in Clause 1.8.2, the Supplier also consents to pay a daily penalty to AAT at the rate stipulated in Chapter 2 to be calculated from the date following the due date required for the Supplier to cease the business and return the leased premises until the Supplier and its dependents shall have vacated the leased premises and properly returned the same or until AAT has duly completed the acts stipulated in Clause 1.8.2, as the case may be.

1.9 Dispute

The Parties agrees to refer any dispute arisen out of this Contract to any Court of competent jurisdiction within Bangkok Metropolis.

CHAPTER 2. SPECIAL PROVISIONS

2.1 Scope of Engagement in Business

     AAT agrees to permit the Supplier and the Supplier agrees to engage in the business of sale of souvenirs and miscellaneous merchandise at the Domestic Passenger Terminal of the Bangkok Airport, to passengers and persons using the services of such airport.

2.2 Construction, Decoration of Business Premises and Ownership in Structure

     In engaging in the business as stipulated in Clause 2.1, AAT has permitted the Supplier and the Supplier agrees to construct, decorate the business premises at the entire expenses of the Supplier provided the Supplier shall propose the plans therefor for AAT's prior approval. Any such construction or decoration shall be made in a discerning and orderly manners. The materials to be used therefor must be of good quality and contemporary. The Supplier agrees that such construction or decoration shall become the property of AAT as from the date the same is made thereto, and the Supplier shall not claim for any expense therefor or any damage against AAT.

2.3 Duration of Contract

     AAT agrees to permit and the Supplier agrees to engage in the business of sale of souvenirs and miscellaneous merchandise herein stipulated for a period of 3 years commencing from July 1, 1996 to June 30, 1999. AAT agrees to let and the Supplier agrees to lease the leased premises for sale of souvenirs and miscellaneous merchandise as herein stipulated for a period stipulated in the List (Appendix A) attached hereto.

2.4 Remuneration for Permission to Engage in Business and Method of Payment

     2.4.1The  Supplier  agrees to pay a  monthly  remuneration  for  permission granted to engage in the business of sale of souvenirs and miscellaneous merchandise, to AAT at the rate thereof fixed for each respective years as follows:

          - During the lst year commencing from July 1, 1996 to June 30' 1997, in the amount of Baht 2,838,789 (Two million eight hundred thirty eight thousand seven hundred eighty nine Baht) per month.

          - During the 2nd year commencing from July 1, 1998 to June 30, 1998, in the amount of Baht 3,122,667.90 (Three million one hundred twenty two thousand six hundred sixty seven and 90/100 Baht) per month

         During the 3rd year commencing from July 1, 1998 to June 30,1999, in the amount of Baht 3,434,934.69 (Three million four hundred thirty four thousand nine hundred thirty four and 69/100 Baht) per month.

     The Supplier agrees that the remuneration to be paid to AAT for permission granted to sell souvenirs and miscellaneous merchandise as mentioned above is not inclusive of VAT for which the Supplier shall pay for the same at the rate provided under the law.

     2.4.2The Supplier agrees to pay the  remuneration,  as stipulated in Clause
          2.4.1, together with VAT to AAT monthly in advance within the 5th day of every month.

2.5 Special Obligations

     In engaging in the business of sale of souvenirs and miscellaneous merchandise, the Supplier shall comply with the following:

     2.5.1Except a prior written consent is given by AAT, the Supplier shall not either use the leased premises for any purpose other than that stipulated in Clause 2.1,sublease, assign the lease, assign the business to any person or consent any person to exploit the leased premises, whether in whole or in part.

     2.5.2The  Supplier  shall have the  business of the sale of  souvenirs  and miscellaneous  merchandise  opened everyday  without any holiday,  and shall open - close the premises for sale of souvenirs and miscellaneous merchandise at least from 06.00 - 24.00 hours everyday. If the Supplier is desirous to change the said business hours, a written permission therefor must be obtained from AAT in advance.

     2.5.3The souvenirs and miscellaneous merchandise available for sale, must be the products manufactured in Thailand or products, manufactured abroad, which a permission has been granted for distribution of the same in Thailand. Such souvenirs and miscellaneous merchandise must be of an equivalent quality comparable to the same type of souvenirs and miscellaneous merchandise available for sale in any first class department stores in Thailand.

     2.5.4The Supplier shall put price tags, in Thai Baht or other currency as deemed appropriate, on all the souvenirs and miscellaneous merchandise available for sale in a conspicuous manner. In case any person who purchased the souvenirs or miscellaneous merchandise, has complained or made a complaint to AAT that the prices thereof are unreasonably high, AAT reserves the right to notify the Supplier to change the prices of the merchandise available for sale, and the Supplier agrees to accept such AAT's consideration to be f~nal in all respects.

     2.5.5There  are  souvenirs   and   miscellaneous   merchandise   which  are
          absolutely  prohibited  to be  sold  in the  business  premises,  i.e.
          souvenirs and miscellaneous merchandise which are illegal or not permitted to be carried on board, foods, snacks and all types of beverages including alcoholic beverages.

     2.5.6The carton or package for packing the souvenirs and miscellaneous merchandise must be compact and suitable for carrying on board.

     2.5.7Upon a prior written approval is granted by AAT, the Supplier may generate income from advertising activity provided such advertisement must be for those souvenirs and miscellaneous merchandise available for sale in the business premises.

     2.5.8The Supplier shall ensure that its dependents or persons appointed, entrusted, employed or assigned by the Supplier to work in its business, dress properly, wear name tag or name plate approved by AAT and perform their duties in selling souvenirs and miscellaneous merchandise with polite manner.

     2.5.9Should, during engagement in the business stipulated under this Contract, there is any damage incurred to the properties or reputation of AAT or others and notwithstanding such damage is caused by the Supplier or persons appointed, entrusted, employed or assigned by the Supplier to work-in its business, the Supplier consents to pay all damages incurred to AAT or other person and shall immediately do so upon being notified by AAT in writing.

     2.5.10 The Supplier shall not use the words "AIRPORTS AUTHORITY OF THAILAND", "AAT", other reference relating to AAT or any of AAT's symbols or marks, as a character or symbol of the Supplier's business or corporate name, in a manner which may lead the others to believe that it is the business of AAT.

2.6 Renovation, Modification or Addition

     Unless prior written consent is given by AAT, the Supplier shall not make any renovation, modification or addition of or to the existing structure of the business premises.

     Any renovation, modification or addition made to the business premises shall, in any event, ecome the property of AAT as from the date the same is made thereto, and the Supplier shall not claim for any expense therefor or damage against AAT.

2.7 AAT's Reservation

     2.7.1The area of the leased premises,  on which AAT permits the Supplier to lease the same as its business premises and having details as shown in Appendix A hereto, is an estimate, contained in documents for selecting supplier, for the purpose of calculating the rental and related charges. Upon the completion by the Supplier of the construction, renovation or decoration of the business premises, AAT shall, therefore, measure the actual area thereof for making calculation of the rental and related charges based upon the areas actually leased. AAT shall later notify the result thereof in writing to the Supplier and such AAT's notice shall be deemed part hereof.

     2.7.2During the period of this Contract, if AAT finds it necessary or is desirous to change, move, increase or decrease the area of the business premises or take back any part thereof, and the result of which would render the Supplier to be unable to continue to engage in the business in the said business premises or to make another renovation, modification or decoration of the business premises, the Supplier agrees to give its consent thereto and shall do so at the entire expenses of the Supplier. The Supplier also agrees not to claim for any expense therefor or damage against AAT.

     2.7.3During the period of this Contract, AAT reserves the rights, by advance notice to the Supplier, to adjust the rental and any related charges relating to the lease of the business premises as AAT deems it appropriate, and the Supplier agrees to accept the new rates of rental and related charges adjusted by AAT.

2.8 Damage

     Should the Supplier not comply with the stipulation of Clause 1.8.1 concerning the General Provisions, the Supplier agrees to pay damage to AAT at the rate of Baht 236,646 (Two hundred thirty six thousand six hundred forty six Babt) per day.

2.9 Contract Security

     In entering into this Contract, the Supplier has delivered a security having a value equal to 5 times of the monthly remuneration payable during the 3rd year of this Contract, to secure its performance hereunder (the details of which is shown in Appendix B).




                                 (TRANSLATION)

         LIST OF REMUNERATION FOR THE LEASE AND PLAN OF LEASED PREMISES
                    CONTRACT NO. 6-14/2539 DATED MAY 24,1996

                                                                      Appendix A
                                                                 (Total 3 Pages)

                                                                          Page 1
------------------------------------------------------------------------------------------------------------------------------------
       Particulars             Area in     Rental Rate      Rental         Charges     Housing and        Lease Period
  of Leased Premises           Square      Baht/Sq.m.                                   Land Tax
                               Meter        /month          Baht/month   Baht/month    Baht/month       From           Up to
                               (Sq.m.)
------------------------------------------------------------------------------------------------------------------------------------

Premises within the Domestic
----------------------------
Passenger Terminal
----------------------------
Bangkok Airport
---------------

  - No. 101 B                   30.00            750.-        22,500.-       3,375.-       2,812.50      July 1, 1996  June 30, 1999
  - No. 2653                    40.00            750.-        30,000.-       4,500.-       3,750.-       July 1, 1996  June 30, 1999
  - No. 2654                    50.00            750.-        37,500.-       5,625.-       4,687.50      July 1, 1996  June 30, 1999

------------------------------------------------------------------------------------------------------------------------------------


                             AAT                       Supplier
                             ---                       --------
(Signed) Air Chief Marshal (signature)        (Signed) (signature)  (seal)
(Chanin Chandrubeksa)                         (Mr. Viratana Suntaranond)



                           Witness                     Witness
                           -------                     -------

(Signed)                  (signature)         (Signed) (signature)
                 (Mr. Sukhawat Chavakorn)             (Mr. Somjit Nuepui)











[Two pages of graphics (floor plans) omitted.]